UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2004

HEALTHSOUTH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant’s Telephone Number, Including Area Code)

ITEM 9.	Reg FD Disclosure.

On January 20, 2004, representatives of HEALTHSOUTH Corporation (“HEALTHSOUTH” or the “Company”) made a presentation to HEALTHSOUTH stakeholders using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. Copies of slides used in the presentation, including graphic images, are available for viewing on our website located at www.healthsouth.com, although we reserve the right to discontinue that availability at any time.

The information contained herein is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Cautionary Statements Regarding Projections

In connection with our efforts to update our stakeholders on our operations and other matters, we are providing a review of our business plan and an update on the status of our current operations, including certain projections of our future operating performance. The projections consist of summary revenues, cash, debt, expenses, EBITDA and EBITDA margin of HEALTHSOUTH and its divisions for the twelve months ending December 31, 2004. The projections contained herein are based on assumptions (including those contained in Annex A to the presentation) which we believe, as of the date hereof, are reasonable, however, there will inevitably be differences between the projections contained herein and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. The projections contained herein, while presented with numerical specificity, are based on numerous estimates and assumptions and are subject to significant uncertainties and contingencies, many of which are beyond our control. Consequently, there can be no assurance that these projections will be realized. The projections contained herein have been presented in a summary format. If full projected financial statements, including all required disclosures thereto were presented, you may reach a different conclusion about HEALTHSOUTH’s projected financial operations. You are cautioned not to place reliance on the projections.

We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The projections contained herein were not prepared with a view to compliance with published guidelines of the SEC nor the guidelines established by the American

Institute of Certified Public Accountants regarding projections or forecasts. The information does not purport to present operations in accordance with GAAP, and no independent auditors or other professionals have examined, compiled or performed any procedures with respect to the projections, nor have they expressed any opinion or any other form of assurance of such information or its achievability, with respect to such projections.

As we previously reported, the SEC and the Department of Justice are investigating the financial reporting and related activity of HEALTHSOUTH for prior periods and, in light of those investigations, our previously filed financial statements should no longer be relied upon. As a result of the investigations, the Special Audit Review Committee of our Board of Directors engaged a forensic auditing team from PricewaterhouseCoopers LLP to review our previous financial reports. The forensic auditing team has substantially completed its review of our prior financial results and our Special Audit Review Committee is preparing a report. In addition, our Audit Committee dismissed Ernst & Young as our independent accountants and Ernst & Young withdrew their audit reports on all of HEALTHSOUTH’s previously filed financial statements. Effective May 7, 2003, our Audit Committee engaged PricewaterhouseCoopers as our independent accountants.

We have not completed any financial statements for any prior periods and we have not yet determined the extent of any required restatement of our prior financial reports.

Forward Looking Statements

The projections and other matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which represent HEALTHSOUTH’s current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. The projections are based on numerous assumptions (a substantial number of which are contained herein) and involve a number of risks and uncertainties, many of which are beyond our control, including: the completion of the investigations by the Department of Justice and the SEC into our financial reporting; completion of the investigation by the Centers for Medicare and Medicaid Services (or CMS) into our cost reports and other matters; the resolution of outstanding litigation against us, including certain class action litigation alleging violations under federal securities laws and certain “qui tam” actions; significant changes in our management team; our ability to successfully amend, restructure and/or renegotiate our existing indebtedness or cure or receive a waiver of any defaults under such agreements, the failure of which may result in our filing of a voluntary petition for bankruptcy; our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients; changes, delays in or suspension of reimbursement for our services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and our response thereto; our ability to obtain and retain favorable arrangements with third-party payors; and general conditions in the economy and capital markets.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained herein include certain non-GAAP financial measures, including “EBITDA” to assist in assessing projected operating performance and to facilitate quantification of planned business activities. We define “EBITDA” as earnings from continuing operations before interest expense, minority interest, income tax, depreciation and amortization. We believe that EBITDA may be useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability. We are disclosing this non-GAAP financial measures in order to provide transparency to investors. EBITDA should not be considered as a measure of financial performance under GAAP.

We are not currently able to provide a reconciliation for the non-GAAP financial measures used in our projections to a financial measure calculated in accordance with GAAP. As discussed above, the review of our financial statements is not yet completed, which we believe will materially affect the value of our assets and result in a material adjustment thereto. Until we prepare financial statements for prior periods, we are not able to provide a projected balance sheet or income statement and, therefore, we are not able to provide a presentation of a comparable financial measure calculated in accordance with GAAP or reconcile “EBITDA” to such a GAAP financial measure.

Classification of certain restructuring charges and expenses is not in accordance with GAAP. We are isolating these charges and expenses, which represent one-time charges and expenses in connection with the restructuring and crisis period discussed in the presentation. Our actual financial reporting in future periods will include these costs in normal operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ Gregory L. Doody

Name: Gregory L. Doody Title: Interim Corporate Counsel and Secretary

Dated: January 20, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slides used in presentation of HEALTHSOUTH Corporation, dated January 20, 2004

6